SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report February 2, 1999
                                        ----------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                   1-3950                               38-0549190
                   ------                               ----------
          (Commission File Number)          (IRS Employer Identification No.)


 The American Road, Dearborn,  Michigan                   48121
 --------------------------------------                   -----
 (Address of principal executive offices)               (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------
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                                   -2-

Item 5.  Other Events.
---------------------

     The Consolidated Financial Statements of Ford Motor Company and Subsidiaries for the year ended and at December 31, 1998 together with the Report on Examination thereof by PriceWaterhouseCoopers, independent certified public accountants, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

                                    EXHIBITS

Designation                Description                        Method of Filing
-----------                -----------                        ----------------

Exhibit 20           Consolidated Financial Statements        Filed with this
                     of Ford Motor Company and                  Report
                     Subsidiaries for the year ended
                     and at December 31, 1998 together
                     with the Report on Examination thereof
                     by PriceWaterhouseCoopers, independent
                     certified public accountants

Exhibit 23           Consent of Experts                       Filed with this
                                                                Report


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                            FORD MOTOR COMPANY
                                            (Registrant)


Date:  February 2, 1999                   By:/s/Kathryn S. Lamping
                                               ----------------------------
                                               Kathryn S. Lamping
                                               Assistant Secretary


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                                        -3-

                                  EXHIBIT INDEX


DESIGNATION                DESCRIPTION                                 PAGE
-----------                -----------                                 ----
Exhibit 20           Consolidated Financial Statements
                     of Ford Motor Company and
                     Subsidiaries for the year ended
                     and at December 31, 1998 together
                     with the Report on Examination thereof
                     by PriceWaterhouseCoopers, independent
                     certified public accountants

Exhibit 23           Consent of Experts